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                                                                 EXHIBIT 10.4(e)

                  SECOND AMENDMENT TO PATENT LICENSE AGREEMENT
                (Also referred to as "Patent License Agreement")


    This agreement is made and entered into this ____ day of _____________, 1998, by and between HIGH MEDICAL TECHNOLOGIES ENTWICKLUNGS + VERTRIEBS AG. (hereinafter referred to as "HMT") and, HEALTHTRONICS, INC.:

                                  WITNESSETH:

     WHEREAS, HMT and OssaTronics, Inc. have entered into a distributorship agreement dated November 22, 1994 (hereinafter referred to as the "OssaTron Distributorship Agreement"); and

     WHEREAS, HMT and OssaTronics, Inc. have entered into a Patent License Agreement (also referred to as Patent Licence Agreement) dated June 3, 1995 regarding U.S. Patent No. 4,979,501 and Canadian Patent No. 1,330,580 (hereinafter referred to as the "Patent License Agreement"); and

     WHEREAS, OssaTronics, Inc. has merged into HealthTronics, Inc., a Georgia corporation and the Distributorship Agreement and Patent License Agreement have been assigned to HealthTronics, Inc.; and

     WHEREAS, HMT, Jena, has assigned its interest in the Patent License Agreement and Distributorship Agreement to HMT, Switzerland; and

     WHEREAS, the parties hereto amended the Patent License Agreement by an agreement dated August 7, 1996 entitled Amendment to Patent License Agreement, LithoTron Distributorship Agreement and OssaTron Distributorship Agreement; and


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     WHEREAS, subsequent to said Patent License Agreement, HMT became the assignee of a United States Patent dated January 21, 1997 entitled System, Method and Apparatus For Treatment Of Degenerative Bone, U.S. Patent No. 5,595,178; and
     WHEREAS, the parties desire that U.S. Patent No. 5,595,178 be licensed under the existing Patent License Agreement.
     NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the parties agree as follows:


                                       I.

     The Article 1 of "Patent License Agreement" as amended, shall be amended and restated as follows:



                                   ARTICLE 1
                             Patent Rights Granted

     HMT hereby grants to LICENSEE an exclusive license to make, use, lease or sell shock wave equipment for medical treatment which would infringe any valid claim of the licensed patents upon which royalties are to be paid under this Agreement. The following patents are licensed under this Agreement:

     a) U.S. Patent No. 4,979,501 entitled Method and Apparatus For Medical Treatment of The Pathological State of Bones;

     b)     Canadian Patent No. 1,330,580;

     c) U.S. Patent No. 5,595,178, entitled, System, Method and Apparatus For Treatment of Degenerative Bone.

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(A)     All remaining provisions in the Patent License Agreement as amended shall remain as originally set forth.



                                  HMT

                              BY: /s/
                                  ---------------------



                                  HEALTHTRONICS, INC.

                              BY: /s/
                                  ---------------------



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     Licensee is hereby granted immunity from suit under the licensed patents with regard to its customers which are relieved of any obligation to pay a royalty for aforesaid patents.

(A) All remaining provisions in the Patent License Agreement as amended shall remain as originally set forth.



                                             HMT

                                       BY: /S/
                                          ------------------------------------


                                             HEALTHTRONICS, INC.

                                       BY: /S/
                                          ------------------------------------




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